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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 9 to Registration Statement No. 333-114561 of Allstate Financial Advisors Separate Account I ("the Account") on Form N-4 of our report dated March 12, 2010, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in recognition and presentation for other-than-temporary impairments of debt securities in 2009) relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company, and to the use of our report dated March 26, 2010 relating to the financial statements of the sub-accounts comprising the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of the Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois
April 14, 2010